UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 13, 2001


                             ABLEAUCTIONS.COM, INC.
             (Exact name of registrant as specified in its charter)

       Florida                      000-28179                   59-3404233
-----------------------     ------------------------        -------------------
(State of incorporation     (Commission file number)        (I.R.S. Employer
                                                            Identification No.)

                             1963 Lougheed Highway
                          Coquitlam, British Columbia
                                 Canada V3K 3T8
                    ----------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (604) 521-2253


                                 Not Applicable
              -----------------------------------------------------
             (Former name or address, if changed since last report)



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Item 9.  Regulation FD Disclosure

99.1 Announcement of Recommended Offer to Acquire iCollector PLC to be made by Levy Gee on Behalf of Ableauctions.com, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.


                                        ABLEAUCTIONS.COM, INC.


August 16, 2001                        /s/ Abdul Ladha
---------------                        ----------------------------------------
(Date)                                 Abdul Ladha, President and Director

                                 EXHIBIT INDEX
                                 -------------


Exhibit
Number         Description
------         -----------

99.1 Announcement of Recommended Offer to Acquire iCollector PLC to be made by Levy Gee on Behalf of Ableauctions.com, Inc.